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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:       AUGUST 11, 2003

DATE OF EARLIEST EVENT REPORTED:    AUGUST 11, 2003


                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


       DELAWARE                  1-12929                     36-4135495
   (State or other      (Commission File Number)          (I.R.S. Employer
   jurisdiction of                                     Identification Number)
    incorporation)
                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                      (Address of principal executive
                                  offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:             (828) 324-2200


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Item 7.   Financial Statements and Exhibits.
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          (c)  Exhibit    Description
               -------    -----------
               99.1       CommScope, Inc. Press Release, dated August 11, 2003.

Item 12.  Results of Operations and Financial Condition.
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          On August 11, 2003, CommScope, Inc. issued a press release relating to its financial results for the second quarter of 2003. The full text of the press release is attached hereto as Exhibit 99.1.


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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

          Dated: August 11, 2003

                                 COMMSCOPE, INC.


                                 By:      /s/  Frank B. Wyatt, II
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                                      Frank B. Wyatt, II
                                      Senior Vice President, General Counsel
                                      and Secretary


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                                               INDEX OF EXHIBITS

Exhibit No.                                Description
 99.1             CommScope, Inc. Press Release, dated August 11, 2003